UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  December 15, 2020

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101
(Address of Principal Executive Offices) (Zip Code)

(619)301-4200
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2020, Mr. Richard Eberhardt resigned as Executive Vice President and was simultaneously appointed Chief Operating Officer. He also remains a Director and will continue serving in that position.

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On January 12, 2021, the Company issued a press release entitled “TPT Global Tech's (OTCQB:TPTW) Subsidiary TPT MedTech Set to Launch Its First Mobile "QuikLAB" Testing, Monitoring, Vaccination APP and Its "QuikPASS" Check and Verify Platform at Wal-Mart Parking Lot Location in San Diego California.” A copy of the press release is attached hereto as Exhibit 99.1.

On January 13, 2021, the Company issued a press release entitled “TPT Global Tech's (OTCQB:TPTW) Subsidiary TPT MedTech Signs a Contract with New Jersey's Saturnus Capital Management LLC to Launch Its Mobile "QuikLAB" Testing, Monitoring, Vaccination APP and Its "QuikPASS" Check and Verify Platform in the Tri State Area.” A copy of the press release is attached hereto as Exhibit 99.2.

On January 14, 2021, the Company issued a press release entitled “TPT Global Tech's (OTCQB:TPTW) Subsidiary TPT MedTech Signs Contract with Hook Diagnostics and Hook Laboratories to Launch Its Mobile "QuikLAB" Testing, Monitoring, Vaccination APP and Its "QuikPASS" Check and Verify Platform in Southern California.” A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
99.1	Press Release, dated January 12, 2021
99.2	Press Release, dated January 13, 2021
99.3	Press Release, dated January 14, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

Date: January 15, 2021	By:	/s/ Stephen J. Thomas, III
Stephen J. Thomas, III
Title: Chief Executive Officer